SCHEDULE OF OFFICERS RECEIVING SEVERANCE AGREEMENTS



                                Rosalyn T. Mallet
                                Robert A. Martin
                                 Ronald J. Marks
                                Steven K. Lumpkin
                                 David R. Smith
                               Robert T. Steinkamp
                               Stuart F. Waggoner
                                  John A. Weber